UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                            FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 16, 2002



                          DATALOGIC INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)

                                 Delaware
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                 (State or other jurisdiction of incorporation)

            0-30382                              33-0755473
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    (Commission File Number)         (IRS Employer Identification No.)


     12966 Euclid Street, Suite 450, Garden Grove, California  92840
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         (Address of principal executive offices)            (Zip Code)

                                 (714) 530-6005
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             (Registrant's telephone number, including area code)



Item 1.     Changes in Control of Registrant

            Not applicable

Item 2.     Acquisition or Disposition of Assets

            Not applicable

Item 3.     Bankruptcy or Receivership

            Not applicable

Item 4.     Changes in the Small Business Issuer's Certifying Accountant.

            Not applicable

Item 5.     Other Events

Effective September 16, 2002, our Board of Directors accepted the resignation of Mr. Nigel Kaiyanni as Secretary, Chief Operating Officer, and director after it appointed Mr. Derek Nguyen as CEO and Chairman of the Board, Mr. Khanh (Keith) Nguyen as President, Secretary, Chief Operating Officer, and Chief Financial Officer.

Item 6.     Resignation of Directors

            See item 5.

Item 7.     Financial Statements and Exhibits

            Not applicable

Item 8.     Change in Fiscal Year

            Not applicable

Item 9.     Sales of Equity Securities Pursuant to Regulation S

            Not applicable


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 23, 2002             DATALOGIC INTERNATIONAL, INC.
                                      a Delaware corporation


                                      By: /s/ Keith Nguyen
                                         ---------------------------------
                                         Keith Nguyen, President